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                                                                    EXHIBIT 99.1


  Slide Presentation from October 19, 2000 presentation by Frederick W. Burford to the Casino Tax Advisory Commission

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SLIDE 1
JCC Logo

SLIDE 2
Disclosure regarding forward looking statements

SLIDE 3
A Business Generator for Louisiana

SLIDE 4
Organizational Review
         JCC Holding Company
         HNOMC

SLIDE 5
Key Question
         Is Louisiana better off with or without this business?

SLIDE 6
How Does This Business Benefit Louisiana?
         Generates
                  -State and City Revenues
                  -Tourism Business
                  -Economic Growth

SLIDE 7
What Revenues Does This Business Generate for the State and the City?
         $100M Minimum Payment to the State
         $20M City Payments
                  -$2.0M Other
                  -$2.0M Schools
                  -$3.4M Taxes
                  -$12.5M Lease

SLIDE 8
         Annual Community Payments
         Newcorp Business Incubator $1,250,000 (over 5 years) COPE Grants $2,500,000 (over 5 years) Audubon Institute $200,000 plus $375,000 Ticket Commitment Total $1,325,000 Annually

SLIDE 9
How Does This Business Expand Tourism in Louisiana?
         $83 Million Marketing Effort
                  - National and International Ads
                  - Promotional Programs to Market New Orleans to Harrah's
                    Patrons Nationally
                  - Bus Charter Programs...Bring 10,000 Tourists Each Month
                  - Air Charter Programs...Bring Visitors From 20 Cities


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SLIDE 10
         What Does Harrah's Bring To Tourism and This Business?
         Marketing Knowledge
         Brings Marketing Muscle- 19M Data Base
         Total Rewards Generates 20% of Revenue
         Passport Program Makes N.O. Accessible

SLIDE 11
         What Are The Results?
                  Revenues
         NOV      $16,200,000
         DEC      $16,500,000
         JAN      $19,200,000
         FEB      $20,400,000
         MAR      $20,500,000
         APR      $19,000,000
         MAY      $20,900,000
         JUN      $21,700,000
         JUL      $23,500,000
         AUG      $21,600,000
         SEPT     $23,700,000

SLIDE 12
What are the Results? First Quarter 2000

Beau Rivage Mississippi             $48.9M Revenue
                                    $4.0M State Taxes
Horseshoe Shreveport                $60.3M Revenue
                                    $11M State Taxes
Harrah's New Orleans                $60.1M Revenue
                                    $25M State Tax

SLIDE 13
Let's Look at the Competition...

SLIDE 14
Presentation of a video demonstrating the development and growth on the Mississippi Gulf Coast resulting from the casino industry.

SLIDE 15
How Does This Business Generate Economic Growth?
         Provides a Healthy Payroll
         Increases Restaurant Business
         Increases Hotel Occupancy Rates
         Increases Retail Sales
         Purchases $58M in Goods and Services
         Attracts $100M in Casino Tourist Spending
         Multiplier Effect for All of the Above


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SLIDE 16
What Are Our Payroll Impacts?
         $139 Million
                  Direct $56M
                  Tips $27M
                  Benefits $22+M
                  Indirect $34M

SLIDE 17
Growing Louisiana's Economy
         How Does Our Payroll Compare To Other Employers?

                                                     JOBS
                                                     ----
                  Avondale-Litton                    5000+
                  Ochsner                            5000+
                  McDermott                          3000 - 5000
                  Exxon-Mobil, BR                    4000
                  Harrah's Lake Charles, Shreveport  3700
                  Harrah's N.O.                      3000
                  Lockheed Martin                    2500 - 3000
                  Tulane                             2500 - 3000


SLIDE 18
Growing Louisiana's Economy...
How Does This Business Support Diversity?
         -Minorities Comprise 65% of Workforce
         -"Welfare to Work" Employees are 10% of Workforce
         -22% of Purchases Are From Minority and Women Owned Businesses -250+ Minority and Women Owned Firms in Vendor Base

SLIDE 19
Growing Louisiana's Economy...
         What Does This Business Purchase

                  Hotel Rooms                        $11.40M
                  Food                               $ 5.70M
                  Alcohol                            $ 2.40M
                  Catering                           $ 1.80M
                  Rest & Bars                        $ 1.40M
                  Other G&S                          $35.30M

SLIDE 20
Growing Louisiana's Economy...
         How do Casino Tourists Spend their Money?

                  Hotels                             $40M
                  Restaurants                        $30M
                  Shopping                           $29M
                  Other G&S                          $ 1M


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SLIDE 21
Recap Impacts

         State and City Revenue                      $120M
         Marketing and Tourism Budget                $ 83M
         Economic Impacts                            $297M

SLIDE 22
Comments we Hear
         "A Deal is a Deal"
                  -Stick with the Current Terms
                  -The Current Deal
                  -Current Deal will Lead to Closure

SLIDE 23
Comments we Hear
         "Commitments Not Kept... However..."
                  -Paid Former Creditors 100%, $54M
                  -Completed Casino in One Year $248M
                  -One Time Payments/Investments to State, City and Community -Hired 1150 Former Casino Employees
                  -Harrah's Honored its Guarantee $40M Paid

SLIDE 24
Comments we Hear
         "Re-Bid the Contract"
                  -No One will Re-Bid under Current Deal
                  -Litigation will Close the Business for Years

SLIDE 25
Comments we Hear
         "Re-Bid the Contract"
                  -No One will Re-Bid under Current Deal
                  -Litigation will Close the Business for Years
                  -Gulf Coast will Get Casino Tourist Dollars

SLIDE 26
Comments we Hear
         "State Owned Casino ... Not a Feasible Solution"
                  -Litigation will Close the Business for Years
                  -Destroys Firewall between Owner and Regulator
                  -Unfair Advantage Over other Regulated Operators -State Funds pay for Gaming Perks
                  -Politics Injected in the Gaming Business
                  -Outside the Mandate of Government
                  -No State has Casino Ownership



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SLIDE 27
         What Do We Need To Keep The Business Generator Running?
         Four Points of Success
                  -Fair State Tax
                  -Ease Restrictions (hotels, food services)
                  -City Lease Modifications
                  -Restructure Financially

SLIDE 28
         What Do We Need To Keep The Business Generator Running?
         Fair State Tax Rate
                  40% La-Land
                  6.25% Nevada
                  8% Mississippi
                  20% Missouri
                  8% New Jersey
                  18.5% La-Boat
SLIDE 29
         What Do We Need To Keep The Business Generator Running?
         Restructure Financially
                  Expenses
                           $120M City and State
                           $45M Debt Services
                           $117M Operating Expenses
                           $78M Payroll
                  Revenue
                           $100M Other Funding
                           $260M Revenue

SLIDE 30
         What Do We Need To Keep The Business Generator Running?
         Investor Restructuring Profile

                  $138M Add'l Borrowing           $700-800M Investor Losses
                  $380M Post 98 Investment        $200-300M Post Reorganization Co. Value
                  $605M Pre 98 Investment


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SLIDE 31
Who Must Address Issues
      State Tax Issue- Administration and Legislators
      City Issue- City Administration/Council
      Food- Louisiana Restaurant Association
      Hotels- Greater NO Hotel/Motel Association
      Financial Restructuring- Bondholders, Shareholders, Banks, Mgt. Group

SLIDE 32
   Resolutions/Letters of Support- Business Associations
o  American Public Works Association
o  N.O. Regional Chamber of Commerce
o  N.O. Downtown Development District
o  E-Z Time, Inc.
o  French Quarter Festivals, Inc.
o  Hispanic Chamber of Commerce
o  Lafitte Economic Development Corp.
o  Medallion Media, Inc.
o  N.O. Convention and Visitors Bureau
o  Opportunities Industrialization Ctr.
o  Ozanam Inn
o  Principal Financial Group
o  Upper Decatur Association

SLIDE 33
Resolutions/Letters of Support- Non Profits
o  AARP
o  Asian Pacific American Society
o  Bridge House
o  Classic Foundation
o  Medical Center of LA Foundation
o  Southern Rep Theatre
o  St. Claude Medical Center
o  Way Maker Ministries
o  YWCA

SLIDE 34
Resolutions/Letters of Support- Civic Associations
o  Algiers Counsel of Neighborhoods
o  Delta Aimees
o  Fat City Kiwanis
o  Newcomers
o  Operating Clean Sweep
o  Save our Lake
o  Welcome Neighbors


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SLIDE 35
Is Louisiana Better Off With or Without This Business?

SLIDE 36
Let's Keep the Business Generator Going for Louisiana's Future

SLIDE 37
JCC Logo